UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 01, 2025

CTS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4925 Indiana Avenue
Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 577-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Legal & Administrative Officer and Corporate Secretary

On July 1, 2025, CTS Corporation (the “Company”) appointed Mark Pacioni, age 59, as Chief Legal & Administrative Officer and Corporate Secretary, effective immediately.

Mr. Pacioni has over 30 years of legal experience, and most recently from April 2019 to June 2025 served as Chief Legal Officer and Secretary of CareerBuilder, LLC and its successor company, CareerBuilder + Monster, a global, end-to-end human capital solutions company. Prior to that Mr. Pacioni held senior legal roles at Knowles Corp., Molex, Inc., and the Boeing Co. Prior to Boeing, Mr. Pacioni was in private practice representing public companies on transactions and governance matters and also served as Special Counsel at the U.S. Securities and Exchange Commission. Mr. Pacioni holds a J.D. degree from Georgetown University School of Law and B.A. in International Relations from Georgetown University.

Mr. Pacioni will receive a compensation package that includes a base salary of $375,000, a target management incentive plan opportunity of 55% of base salary, a grant of 4,600 time-based restricted stock units (“RSUs”) that vest over a three-year period, a grant of 7,000 performance-based RSUs, the vesting of which is based on the achievement of certain financial objectives over a three-year period and participation in other benefit plans and programs made available to similarly situated executives.

Item 8.01 Other Events

On July 1, 2025, the Company issued a press release announcing the appointment of Mr. Pacioni as Chief Legal & Administrative Officer and Corporate Secretary. A copy of the press release is furnished as Exhibit 99.1 herewith.

Item 9.01 Financial Statements and Exhibits

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated July 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS Corporation

Date:	July 2, 2025	By:	/s/ Ashish Agrawal
Vice President, Chief Financial Officer